UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
United Airlines, Inc. ("United"), a wholly-owned subsidiary of United Airlines Holdings, Inc. ("UAL" and, together with United, the "Company"), has seen in the last few weeks a deceleration in customer bookings for travel compared to previous estimations due to the recent spike in COVID-19 cases associated with the Delta variant. Prior to the most recent rise in cases, the Company's financial results were on track to meet its guidance for the third quarter of 2021, including achieving adjusted pre-tax income1 of $82 million in July 2021 and total revenue per available seat mile (TRASM) of up 1% in the month of July 2021 versus July 2019. However, consistent with changes in demand trends during prior surges of COVID-19 cases, bookings and yield declined, and as a result the Company now expects total revenue for the third quarter of 2021 to be down approximately 33% versus the third quarter of 2019.

The Company has adjusted its capacity to align with the lower demand environment and, as of the date of this report, now expects third quarter 2021 capacity to be down at least 28% versus the third quarter of 2019, which compares to initial guidance of down 26% versus the third quarter of 2019. The Company is currently adjusting fourth quarter 2021 capacity to better match the changes in demand. Despite lower capacity, consolidated unit cost per available seat mile2 (CASM-ex) for the third quarter of 2021 is currently expected to remain similar or better compared to the initial guidance provided at the start of the quarter of up approximately 17% versus the third quarter of 2019. As a result of the weakness in revenue that the Company has experienced to date and expects to continue to experience, the Company now expects an adjusted pre-tax loss3 in the third quarter of 2021 and if current trends continue, the Company also now expects an adjusted pre-tax loss3 in the fourth quarter of 2021.

Since the onset of the COVID-19 crisis, the Company has not expected the recovery to follow a linear path. The Company's long-term United Next4 targets remain unchanged as the current spike in cases has been significantly less impactful to date than prior spikes and is expected to be temporary in nature. Based on demand patterns following prior waves of COVID-19, the Company expects bookings to begin to recover once cases peak.

The information in this Item 7.01 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements:

Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events, including demand trends, and anticipated financial and operational performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as conditional statements, statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the adverse impacts of the ongoing COVID-19 global pandemic, and possible outbreaks of
1 Adjusted pre-tax income (loss) is a non-GAAP financial measure calculated as pre-tax income (loss) excluding special charges (credits), unrealized gains and losses on investments, net, and nonoperating debt extinguishment and modification fees. Refer to the reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure below.
2 CASM-ex (adjusted cost, or operating expense, per available seat mile) is a non-GAAP financial measure that excludes fuel, profit sharing, third-party business expenses and special charges. The Company is not providing a target or reconciliation to CASM, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.
3 Adjusted pre-tax income (loss) is a non-GAAP financial measure calculated as pre-tax income (loss) excluding special charges (credits), unrealized gains and losses on investments, net, and nonoperating debt extinguishment and modification fees. The Company is not providing a target for or a reconciliation to pre-tax income (loss), the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.
4 Refers to the financial targets included in the Company's Form 8-K filed on June 29, 2021.

another disease or similar public health threat in the future, on the Company's business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the United States and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel; the Company's reliance on technology and automated systems to operate the Company's business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company's reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; adverse publicity, harm to the Company's brand; reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving the Company, the Company's regional carriers, the Company's codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; disruptions to the Company's regional network and United Express flights provided by third-party regional carriers; the failure of the Company's significant investments in other airlines, equipment manufacturers and other aviation industry participants to produce the returns or results the Company expects; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company's network strategy or other factors outside the Company's control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any inability to accept or integrate new aircraft into the Company's fleet as planned; the Company's reliance on single suppliers to source a majority of the Company's aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company's operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company's failure to realize the full value of the Company's intangible assets or the Company's long-lived assets, causing the Company to record impairments; any damage to the Company's reputation or brand image; the limitation of the Company's ability to use net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company's financial condition and business; failure to comply with the covenants in the MileagePlus financing agreements, resulting in the possible acceleration of the MileagePlus indebtedness, foreclosure upon the collateral securing the MileagePlus indebtedness or the exercise of other remedies; failure to comply with financial and other covenants governing the Company's other debt; changes in, or failure to retain, the Company's senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth under Part II, Item 1A. of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission.
UNITED AIRLINES HOLDINGS, INC.
NON-GAAP FINANCIAL RECONCILIATION

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted pre-tax income (loss). UAL believes that adjusting for special charges (credits), unrealized (gains) losses on investments, net, and nonoperating debt extinguishment and modification fees is useful to investors because these items are not indicative of UAL's ongoing performance. UAL also believes that adjusting for unrealized (gains) losses on investments, net is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis.

A reconciliation of the reported non-GAAP financial measure to the most directly comparable GAAP financial measure for the month ended July 31, 2021 is included below (in millions):

Pre-tax income (GAAP)	$461
Adjusted to exclude:
Special charges (credits)	(373)
Unrealized (gains) losses on investments, net	6
Nonoperating debt extinguishment and modification fees	(12)
Adjusted pre-tax income (Non-GAAP)	$82

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: September 9, 2021

3